Exhibit 10.8

AMENDMENT NUMBER ONE TO FIRST LIEN

LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO FIRST LIEN LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of July 28, 2017, and is entered into by and among MALLARD INTERMEDIATE, INC., a Delaware corporation (“Intermediate Holdco”), MALLARD BUYER CORP., a Delaware corporation (“Borrower Agent”), each other Subsidiary of Intermediate Holdco from time to time party to the Loan Agreement referenced below (together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the financial institutions party to this Agreement from time to time as lenders (collectively, “Lenders”), and BANK OF THE WEST (“Bank of the West”), as administrative agent for Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Intermediate Holdco, Borrowers, the Lenders, and the Agent are parties to that certain First Lien Loan and Security Agreement, dated as of October 14, 2016 (the “Loan Agreement”).

WHEREAS, Borrower Agent has requested that Agent (with the consent of the Required Lenders) agree to (i) amend the definition of Permitted Acquisitions, (ii) increase the number of LIBOR Loans that can be outstanding at any one time and (ii) modify the timing for inspections and appraisals contained in the Loan Agreement.

WHEREAS, Agent and the Required Lenders have agreed to Borrower Agent’s requests pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The Loan Agreement is amended in the following respects:

2.1 Amend Definition of Permitted Acquisitions. Effective as of the date of this Amendment, clause (j) of the definition of “Permitted Acquisitions” contained in Section 1.1 of the Loan Agreement is deleted and replaced with the following:

(j) the total purchase price of the Acquisition does not exceed $75,000,000; and

2.2 Amend Number of LIBOR Loans. Effective as of the date of this Amendment, the second sentence of Section 4.3 of the Loan Agreement is deleted and replaced with the following:

No more than 15 Borrowings of LIBOR Loans may be outstanding at any time, and all LIBOR Loans having the same length and beginning date of their Interest Periods shall be aggregated together and considered one Borrowing for this purpose.

2.3 Amend Timing for Appraisals and Examinations. Effective as of October 15, 2017, the first sentence of Section 10.1.1(b) of the Loan Agreement is deleted and replaced with the following:

Commencing with calendar year 2018 and continuing for each calendar year thereafter, reimburse Agent for all reasonable and documented charges, costs and expenses of Agent in connection with (i) examinations of any Obligor’s books and records or any other financial or Collateral matters as Agent deems appropriate, up to two times before November 30th of each calendar year; and (ii) appraisals of Inventory up to two times before November 30th of each calendar year; provided, however, that if an examination or appraisal is initiated during an Event of Default, all charges, costs and expenses therefor shall be reimbursed by Borrowers without regard to such limits.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective on the date Agent shall have received an executed counterpart to this Amendment from each of the parties hereto.

4. REPRESENTATIONS AND WARRANTIES. Intermediate Holdco and each of the Borrowers hereby affirm to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

5. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

6. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

INTERMEDIATE HOLDCO:

MALLARD INTERMEDIATE, INC.

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

BORROWERS:

MALLARD BUYER CORP.

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

VINEYARD ACQUISITION SUB LLC

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

HERITAGE WINE, LLC

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

CANVASBACK WINE COMPANY

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

[Signature Page to Amendment Number One to First Lien Loan and Security Agreement]

WATERFOWL WINE COMPANY

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

HERITAGE VINEYARD COMPANY

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

DUCKHORN WINE COMPANY

By:	/s/ Lori Beaudoin
Name: Lori Beaudoin
Title: Senior Vice President, Chief Financial Officer

[Signature Page to Amendment Number One to First Lien Loan and Security Agreement]

[Lender signature pages intentionally omitted]

[Signature Page to Amendment Number One to First Lien Loan and Security Agreement]